UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 30, 2011 (July 14, 2009)

CHINA TMK BATTERY SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Sanjun Industrial Park
No. 2 Huawang Rd., Dalang Street
Bao'an District, Shenzhen 518109
People's Republic of China
(Address of principal executive offices)

(86) 755 28109908
(Registrant's telephone number, including area code)

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

On July 14, 2009, the local State Administration for Industry and Commerce (the “AIC”) of the People's Republic of China (the “PRC”) approved the acquisition of a 100% ownership interest of Shenzhen Borou Industrial Co., Ltd. (“Borou”) by TMK Power Industries (SZ) Co., Ltd. (“TMK”), the operating subsidiary of China TMK Battery Systems Inc. (the “Company”). The transaction was consummated pursuant to a property purchase agreement, dated October 10, 2008, between Shenzhen Deli Investment Development Ltd. , Borou and Ming Yang, the controlling shareholder of Borou at the time, as amended by a supplemental agreement of ownership transfer, dated January 10, 2009, by and among, TMK, Borou.and Ming Yang, and a second supplemental agreement of ownership transfer, dated July 25, 2009, by and between TMK and Borou, pursuant to which TMK acquired Borou for RMB 23,869,000 (or approximately $3,490,826).

Borou was incorporated in the city of Shenzhen, Guangdong Province, China, in November 2003 for the purpose of engaging in domestic and international trade. Borou owns one office unit in a commercial building and seven retail shops, which on the acquisition date had an aggregate fair value of approximately $4,661,154, representing 13% of the Company’s total assets on a consolidated basis as of December 31, 2009.

The foregoing summary of the material terms of the property purchase agreement as supplemented is qualified in its entirety by reference to the property purchase agreements and supplements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and incorporated by reference herein. For more details regarding the acquisition of Borou see "Note 3 Acquisitions" to the Company’s audited financial statements for fiscal year 2010, included in the Company’s 10K filed on March 31, 2011.

Item 2.01      Completion of Acquisition or Disposition of Assets.

On July 14, 2009, the Company’s subsidiary, Shenzhen TMK Power Industries Ltd., completed the acquisition of 100% of the ownership interest of Shenzhen Borou Industrial Co., Ltd. As a result of the transaction, Borou became the Company’s indirect wholly-owned subsidiary. Further information regarding the acquisition is provided above under Item 1.01 of this Current Report.

Item 9.01      Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Borou are attached hereto as Exhibit 99.1.

(b) Pro-forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company are also attached hereto as Exhibit 99.2.

(d) Exhibits

Number	Description
10.1

English Translation of Property Purchase Agreement, dated October 10, 2008, by and among, TMK Power Industries (SZ) Co., Ltd., Shenzhen Borou Industrial Co., Ltd. and Shenzhen Deli Investment Development Ltd.

10.2	English Translation of Supplemental Agreement of the Property Purchase Agreement, dated January 10, 2009, by and between, TMK Power Industries (SZ) Co., Ltd. and Shenzhen Borou Industrial Co., Ltd.
10.3	English Translation of Supplemental Agreement of Ownership Transfer on Acquisition of Borou, dated July 25, 2009, by and between, TMK Power Industries (SZ) Co., Ltd. and Wang, Hui (Shenzhen Borou Industrial Co., Ltd.)
23.1	Consent of MaloneBailey, LLP
99.1	Financial Statements of Shenzhen Borou Industrial Co., Ltd.
99.2	Unaudited Pro forma Consolidated Financial Statements of the Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TMK BATTERY SYSTEMS INC.

Dated: August 30, 2011	By: /s/ Jin Hu
Jin Hu
Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1

English Translation of Property Purchase Agreement, dated October 10, 2008, by and among, TMK Power Industries (SZ) Co., Ltd., Shenzhen Borou Industrial Co., Ltd. and Shenzhen Deli Investment Development Ltd.

10.2	English Translation of Supplemental Agreement of the Property Purchase Agreement, dated January 10, 2009, by and between, TMK Power Industries (SZ) Co., Ltd. and Shenzhen Borou Industrial Co., Ltd.
10.3	English Translation of Supplemental Agreement of Ownership Transfer on Acquisition of Borou, dated July 25, 2009, by and between, TMK Power Industries (SZ) Co., Ltd. and Wang, Hui (Shenzhen Borou Industrial Co., Ltd.)
23.1	Consent of MaloneBailey, LLP
99.1	Financial Statements of Shenzhen Borou Industrial Co., Ltd.
99.2	Unaudited Pro forma Consolidated Financial Statements of the Company